UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2018

THE WILLIAMS COMPANIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of The Williams Companies, Inc. (the “Company”) was held on May 10, 2018, pursuant to due notice. The matters voted upon at the meeting and the results of such voting are set forth below.

1.    The nominees for election to the Company’s Board of Directors were elected, each for a term expiring at the Company’s next annual meeting, based on the following votes:

Alan S. Armstrong

For: 647,906,720

Against: 14,036,775

Abstain: 476,843

Broker Non-Votes: 75,320,716

Stephen W. Bergstrom

For: 651,316,782

Against: 10,453,998

Abstain: 649,582

Broker Non-Votes: 75,320,716

Stephen I. Chazen

For: 627,252,310

Against: 34,517,289

Abstain: 650,764

Broker Non-Votes: 75,320,716

Charles I. Cogut

For: 651,383,031

Against: 10,426,059

Abstain: 611,248

Broker Non-Votes: 75,320,716

Kathleen B. Cooper

For: 648,557,478

Against: 13,278,434

Abstain: 584,450

Broker Non-Votes: 75,320,716

Michael A. Creel

For: 658,193,628

Against: 3,718,379

Abstain: 508,355

Broker Non-Votes: 75,320,716

Peter A. Ragauss

For: 652,162,766

Against: 9,649,323

Abstain: 608,249

Broker Non-Votes: 75,320,716

Scott D. Sheffield

For: 654,912,498

Against: 6,991,787

Abstain: 516,077

Broker Non-Votes: 75,320,716

Murray D. Smith

For: 654,908,732

Against: 6,986,764

Abstain: 524,866

Broker Non-Votes: 75,320,716

William H. Spence

For: 656,423,308

Against: 5,489,455

Abstain: 507,575

Broker Non-Votes: 75,320,716

2.    The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018 was approved based on the following votes:

For: 721,534,886

Against: 15,537,000

Abstain: 669,169

Broker Non-Votes: 0

3.    The proposal relating to the advisory vote on executive compensation was approved based on the following votes:

For: 644,495,394

Against: 16,768,932

Abstain: 1,156,012

Broker Non-Votes: 75,320,716

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Tyler P. Evans
Tyler P. Evans
Assistant Secretary

DATED: May 11, 2018